EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Manchester Technologies, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended October 31, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Elan Yaish, Vice President-Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    December 11, 2003         /S/    ELAN YAISH
                                     ------------------
                                    Elan Yaish
                                    Vice President Finance and
                                    Chief Financial Officer